UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 27, 2021

Orbsat Corp

(Exact name of registrant as specified in its charter)

Nevada	001-40447	65-0783722
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

18851 N.E. 29th Ave., Suite 700, Aventura, FL 33180

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (305) 560-5355

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value Warrants to Purchase Common Stock	OSAT OSATW	The Nasdaq Stock Market, LLC The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that involve risks and uncertainties, such as statements related to the anticipated closing of the Offering and the amount of proceeds expected from the Offering and the commencement of trading of the Company’s securities on The Nasdaq Stock Market, Inc. The risks and uncertainties involved include the Company’s ability to satisfy certain conditions to closing on a timely basis or at all, as well as other risks detailed from time to time in the Company’s filings with the SEC. You are cautioned not to place undue reliance on forward-looking statements, which are based on the Company’s current expectations and assumptions and speak only as of the date of this report. The Company does not intend to revise or update any forward-looking statement in this report to reflect events or circumstances arising after the date hereof, except as may be required by law.

In some cases, you can identify forward-looking statements by terminology, such as “expects”, “anticipates”, “intends”, “estimates”, “plans”, “potential”, “possible”, “probable”, “believes”, “seeks”, “may”, “will”, “should”, “vision,” “could” or the negative of such terms or other similar expressions. Accordingly, these statements involve estimates, assumptions and uncertainties that could cause actual results to differ materially from those expressed in them.

Item 1.01 Entry into a Material Definitive Agreement.

On May 28, 2021, Orbsat Corp. (the “Company”), entered into an Underwriting Agreement (the “Underwriting Agreement”) with Maxim Group LLC (the “Underwriter”), pursuant to which the Company agreed to issue and sell to the Underwriter in an underwritten public offering (the “Offering”) 2,880,000 units consisting of one share of common stock and one warrant exercisable for one share of common stock at a public offering price of $5.00 per unit (after giving effect to a 1-for-5 reverse stock split, discussed below) for aggregate gross proceeds of $14,400,000 prior to deducting underwriting discounts, commissions, and other offering expenses. In addition, the Company has granted the underwriter a 45-day option to purchase an additional 432,000 shares of common stock and/or warrants to purchase up to an aggregate of 432,000 shares of common stock, in any combination thereof, at the public offering price per security, less the underwriting discounts and commissions, to cover over-allotments, if any. The Offering is expected to close on June 2, 2021, subject to satisfaction of customary closing conditions. The Securities and Exchange Commission (“SEC”) declared effective a registration statement on Form S-1 (File No. 333- 253027) relating to these securities on May 27, 2021. A registration statement was filed on May 28, 2021 to upsize the offering and that registration statement became effective on May 28, 2021. A final prospectus relating to this offering will be filed with the Securities and Exchange Commission.

We have agreed to compensate the underwriter with an 8% discount from the public offering price. We have paid an advance of $10,000 to the underwriter, which will be applied against the accountable expenses that will be paid by us to the underwriter in connection with this offering. The underwriting agreement provides that in the event the offering is terminated, the $10,000 expense advance paid to the underwriter will be returned to us to the extent that offering expenses are not actually incurred by the underwriter in accordance with Financial Industry Regulation Authority (“FINRA”) Rule 5110(g)(4)(A). We have also agreed to reimburse the underwriter for reasonable out-of-pocket expenses not to exceed $100,000 in the aggregate if there is a closing of this offering, or up to $30,000 in the event there is not a closing. We estimate that total expenses payable by us in connection with this offering, other than the underwriting discount and corporate finance fee, will be approximately $400,000.

The Underwriting Agreement contains customary representations, warranties, and covenants by the Company. It also provides for customary indemnification by each of the Company and the Underwriter, including for liabilities under the Securities Act of 1933, as amended (the “Securities Act”), other obligations of the parties and termination provisions.

We and our directors, officers and certain other holders of our outstanding shares of our common stock have agreed with the underwriter, for a period of 180 days after the closing of this offering, not to offer for sale, issue, sell, contract to sell, pledge grant any option to purchase, make any short sale or otherwise dispose of, directly or indirectly any shares of our common stock or any securities convertible into or exchangeable for our common stock either owned as of the date of the underwriting agreement or thereafter acquired without the prior written consent of the underwriter. Holders of a total of 827,567 (post-split) of our issued and outstanding common stock are subject to such lockup. The underwriter may, in its sole discretion and at any time or from time to time before the termination of the lock-up period, without notice, release all or any portion of the securities subject to lock-up agreements.

We have agreed to issue to the Underwriter (or its permitted assignees) warrants to purchase up to a total of 144,000 shares of common stock (5% of the shares of common stock included in the Units, excluding the over-allotment, if any) (the “Underwriter Warrants”). The Underwriter Warrants will be exercisable at any time, and from time to time, in whole or in part, during the period commencing 180 days from the effective date of the registration statement, and expiring five years from the effective date of the offering, which period is in compliance with FINRA Rule 5110(e). The Underwriter Warrants are exercisable at a per share price equal to $5.50 per share, or 110% of the public offering price per unit in the offering. The Underwriter Warrants have been deemed compensation by FINRA and are therefore subject to a 180-day lock-up pursuant to Rule 5110(e)(1) of FINRA. The underwriter (or permitted assignees under Rule 5110(e)(2)) will not sell, transfer, assign, pledge, or hypothecate these warrants or the securities underlying these warrants, nor will they engage in any hedging, short sale, derivative, put, or call transaction that would result in the effective economic disposition of the warrants or the underlying securities for a period of 180 days from the effective date of the registration statement. In addition, the warrants provide for certain piggyback registration rights. The piggyback registration rights provided will not be greater than five years from the effective date of the registration statement in compliance with FINRA Rule 5110(g)(8). We will bear all fees and expenses attendant to registering the securities issuable on exercise of the Underwriter Warrants. The exercise price and number of shares issuable upon exercise of the Underwriter Warrants may be adjusted in certain circumstances including in the event of a stock dividend, extraordinary cash dividend or our recapitalization, reorganization, merger or consolidation. However, the warrant exercise price or underlying shares will not be adjusted for issuances of shares of common stock at a price below the warrant exercise price.

Subject to the closing of this offering and certain conditions set forth in the underwriting agreement, for a period of 18 months after the closing of the offering, the Underwriter shall have a right of first refusal to act as lead managing underwriter and book-runner and/or placement agent for any and all future public or private equity, equity-linked or debt (excluding commercial bank debt) offerings undertaken during such period by us, or any of our successors or subsidiaries, on terms customary to each of the underwriter. The Underwriter, in conjunction with us, shall have the sole right to determine whether or not any other broker-dealer shall have the right to participate in any such offering and the economic terms of any such participation. In addition, we have agreed that in the event any investor previously introduced to us by the Underwriter in this Offering subsequently provides capital to us in any public or private financing during the 18-month period following the closing of this Offering, we will pay the underwriter a cash fee of 8% of the gross proceeds on any such investments.

A copy of the Underwriting Agreement is attached as Exhibit 1.1 to this Current Report on Form 8-K and are each incorporated herein by reference. The foregoing description of the material terms of the Underwriting Agreement and Underwriter Warrants do not purport to be complete and are qualified in its entirety by reference to such exhibits, which are incorporated by reference.

Mr. Charles M. Fernandez, who joined our Company as Executive Chairman and our board of directors upon effectiveness of the registration statement, purchased an aggregate amount of 600,000 units in the Offering. The discussions of the Fernandez Employment Agreement between the Company and Charles M. Fernandez, and the RSA granted to Charles M. Fernandez discussed below in Item 5.02 is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Contemporaneous with the effectiveness of the Registration statement referenced in Item 1.01 above, the following individuals joined the Company as members of the Board of Directors, and, in the case of Mr. Charles M. Fernandez, as an officer as well:

Charles M. Fernandez, Executive Chairman and Director, 59. Mr. Fernandez was a co-founder & the Chairman of Kempstar (a large-scale marketer of energy and agricultural commodities) from November 2015 through June 2020; a member of the Supervisory Board of Smartrac (a RFID products and IoT solutions) from January 2019 through March 2020; Chief Executive Officer of eApeiron Solutions (a brand protection and e-commerce company) from June 2016 through December 2018; served as the founder and Chief Investment Officer of Barnstar Funds, LP (a fund established in 2012 for investment in special situations across the capital markets) from October 2012 through March 2016; and co-founder and Chairman of Lakeview Health Systems, LLC (a private pay, specialized hospital company) from December 2003 through December 2012. In addition to the term sheet between Mr. Fernandez and the Company described above, Mr. Fernandez was chosen to serve as a director of the Company based on his 30 years’ experience identifying profitable start-up and dislocation opportunities, building significant value and executing both private and public exit strategies.

On May 23, 2021, the Company entered into a three (3) year Employment Agreement (the “Fernandez Agreement”) with Mr. Fernandez. Such agreement includes provision for automatic one (1) year extensions. Mr. Fernandez’s employment will commence on the later of our receipt of an approval for listing letter from Nasdaq and the effectiveness of the registration statement. Under the Fernandez Agreement, Mr. Fernandez will serve as the Company’s Executive Chairman and a director and will receive an annual base salary equal to the sum of $12,000. Mr. Fernandez will also be entitled to such cash bonus opportunity and equity compensation arrangements as the Compensation Committee may determine following the effectiveness of this registration statement. The Fernandez Agreement also provides for the Company to reimburse Mr. Fernandez for any and all premium payments made by him to obtain and continue in full force and effect throughout the entire period of employment personal catastrophe and disability insurance coverages for Mr. Fernandez. Such insurance shall be obtained through any insurance carrier of Mr. Fernandez’s choosing, and shall have premium limits not to exceed one hundred percent (100%) of Mr. Fernandez’s Base Salary per annum. In addition, Mr. Fernandez will be entitled to participate in such pension, profit sharing, group insurance, hospitalization, and group health and benefit plans and all other benefits and plans, including perquisites, if any, as the Company provides to its senior Executives. Under the agreement, the Company is also obligated to reimburse Mr. Fernandez for up to $10,000 per year related to Mr. Fernandez’s business and personal travel and/or that of his immediate family members, as well as up to $10,000 per year for professional fees incurred by Mr. Fernandez, whether in connection with Mr. Fernandez’s association with the Company or otherwise. The Fernandez Agreement is terminable by the Company for Cause (as that term is defined in the Fernandez Employment Agreement), by Mr. Fernandez for Good Reason (as that term is defined in the Fernandez Employment Agreement), or by Mr. Fernandez at his option upon 30 days’ prior written notice to the Company. The Fernandez Agreement provides that Mr. Fernandez may not solicit the Company’s employees or customers for a one-year period after the termination of the agreement nor compete with the Company for a three-month period after the termination of the agreement; provided that such non-competition and non-solicitation agreement shall not apply to any persons or entities with which Mr. Fernandez is currently affiliated or associated. Mr. Fernandez has also been given the right to nominate two individuals to serve on the Board of Directors. The appointment of any such nominee(s) to the Board of Directors will be subject to approval of the Board of Directors (and compliance with applicable law and Nasdaq continuing listing requirements). Upon the pricing of this offering, the Company will grant Mr. Fernandez an award of restricted stock with a grant date fair value equal to $3,000,000 determined at the per unit offering price (the “RSA”), which RSA will vest 1/3 at each of the three anniversaries of the grant date. Notwithstanding the vesting schedule, full vesting will occur upon a Change in Control, as that term is defined in the RSA. The Company at its sole expense is obligated to register the reoffer and resale by Mr. Fernandez of the securities granted to Employee pursuant to the RSA. The Fernandez Employment Agreement and the RSA are filed as Exhibits 10.20 and 10.19, respectively to this Current Report on Form 8-K. The foregoing descriptions of the material terms of the Fernandez Employment Agreement and the RSA do not purport to be complete and are qualified in its entirety by reference to such exhibits, which are incorporated by reference.

Louis Cusimano, Director, 74. Mr. Cusimano’s dual career with the Federal Aviation Administration (FAA) and the United States Air Force Reserve (USAF) spanned three decades of continuous service. Prior to retiring from the FAA in May 2003, Mr. Cusimano was a Senior Executive and Deputy Director of the FAA’s Flight Standards Service. In this role, in addition to day-to-day oversight, his responsibilities included maintaining close and continuous liaison with representatives of Congress, the aviation industry, including interest groups; the general public, all air carriers, the national military establishment, other Federal agencies, and foreign flight operations, and airworthiness authorities. Over the course of his career at the FAA, he held a number of key management positions including serving at “Acting Director” and as the Division Manager of the Air Transportation Division and Certification and Surveillance Division. He also served the FAA in executive level management positions as Division Manager of the Safety Programs Division within FAA’s Office of Systems Safety which reported directly to the Administrator of the FAA.

Mr. Cusimano’s parallel career as an Air Force officer and pilot spanned 30 years of service, culminating with attaining the rank of full colonel, and retiring as Wing Commander, 459th Airlift Wing. He was senior ranking officer in charge of over 1,400 reservists and nine C-141B/C strategic airlift aircraft which conducted world-wide combat airlift and airlift support missions for the Air Mobility Command. He is a highly decorated officer and retired with honors on June 1, 2000.

Mr. Cusimano holds an airline transport pilot certificate, flight engineer certificate, and flight instructor certificate with fixed wing, rotorcraft, and instrument instructor ratings. He is also a certified A&P Mechanic with Inspector Authorization authority. He earned a Bachelor of Arts degree in experimental psychology from Hofstra University in 1969 and he completed National Security Management School in 1987. He has held top secret clearances at the FAA and with the Air Force. Mr. Cusimano is certified as an ISO-9000:2000 Auditor with the International Register of Certificated Auditors. Mr. Cusimano was chosen to serve as a director because of his more than 35 years of experience in government and professional roles including as Acting Director of the FAA.

John E. Miller, Director, 79. Lieutenant General (Retired) John E. Miller served over 34 years in the US Army. Commissioned as an Infantry Officer, he served in line units, staff positions and Army Schools. He had multiple assignments at the US Army Command and General Staff College where he taught Tactics and Wargaming Instructor and served as the Deputy Commandant and later Commandant. Mr. Miller has served as the owner/consultant at Miller Analytics, LLC since September 2007. Miller previously served as a member of the board of directors of Drone Aviation from December 2017 to November 2019. He holds a Bachelor’s degree in Mathematics from Missouri State University and a Master’s degree in Operations Research from Georgia Tech. He is also a graduate of the Army Command and General Staff College and the Army War College. Miller also attended Executive Development programs at Yale University, the Menninger Foundation and Leadership at the Peak, Denver, CO.

Kendall W. Carpenter, Director, 65. From 2006 to 2019, Ms. Carpenter has held the offices of CFO, Executive Vice-President of ComSovereign Holding Corp. (COMS), an OTCQB company in the aviation industry, where she has been responsible for the matters of SEC compliance and reporting, accounting, audit, banking, HR and benefits, payroll, corporate administration, board governance, legal, contracts and risk management. Ms. Carpenter holds a Bachelor’s degree in Accounting from Oklahoma State University, and a CPA license in the State of Oklahoma; she is also a Certified Management Accountant (CMA) and Chartered Global Management Accountant (CGMA).

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On March 24, 2021, the Company’s shareholders via majority shareholder consent authorized a stock split not to exceed 1 for 5 reverse stock split. A definitive Information Statement relating to the shareholder consent was filed with the SEC on March 13, 2021. On May 26, 2021 the Company’s Board of Directors approved a 1-for-5 reverse stock split. The Company has filed a Certificate of Change to its Amended and Restated Articles of Incorporation to effect a reverse stock split of its issued and outstanding common stock, at a ratio of 1-for-5. The effective time of the reverse stock split will be 12:01 a.m. ET on May 28, 2021. The Company’s common stock will begin trading on a split-adjusted basis commencing upon market open on May 28, 2021. The common stock will be assigned a new CUSIP number, 68557F 209. The warrants will be assigned the CUSIP number, 68557F 118. No fractional shares of common stock will be issued as a result of the reverse stock split. Stockholders of record who would otherwise be entitled to receive a fractional share will receive a whole share. The Certificate of Change is filed as Exhibit 3.7 to this Current Report on Form 8-K. The foregoing description of the reverse stock split does not purport to be complete and is qualified in its entirety by reference to Exhibit 3.7 which is incorporated herein by reference. The Company has chosen its transfer agent, Equity Stock Transfer, LLC (“EST”), to act as exchange agent for the reverse stock split. Stockholders owning shares via a bank, broker or other nominee will have their positions automatically adjusted to reflect the reverse stock split and will not be required to take further action in connection with the reverse stock split, subject to brokers’ particular processes.

Item 8.01 Other Events.

The Nasdaq Capital Market has approved the listing of the Company’s common stock and warrants under the symbols “OSAT” and “OSATW”, respectively. The Company’s common stock is expected to cease trading on the OTCQB at the close of trading on May 27, 2021, and the Company’s common stock and warrants are expected to commence trading on the Nasdaq Capital Market on May 28, 2021.

On May 28, 2021, the Company issued a press release announcing the pricing of the Offering. A copy of the press release is attached as Exhibit 99.1 hereto.

Item 9.01 Financial Statements and Exhibits.

Exhibits

1.1	Underwriting Agreement, dated May 28, 2021, by and between Orbsat Corp and Maxim Group LLC
3.7	Certificate of Change to the Amended and Restated Articles of Incorporation
10.19	Fernandez RSA (incorporated from Exhibit 10.19 to Amendment No.4 to the registration statement filed on Form S-1 on May 25, 2021 File No. 333-253027)
10.20	Fernandez Employment Agreement (incorporated from Exhibit 10.20 to Amendment No.4 to the registration statement filed on Form S-1 on May 25, 2021 File No. 333-253027)
99.1	Press Release dated May 28, 2021

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

	By:	/s/ David Phipps
	Name:	David Phipps
	Title:	Chief Executive Officer

Dated: May 28, 2021